UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 25, 2003

U.S. PLASTIC LUMBER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-23855	87-0404343

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 W. Glades Road, Suite 440 W.
Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 394-3511

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address,
if changed since last report)

     References to “USPL,” the “Company,” “we,” “us” and “our” in this current report refer to U.S. Plastic Lumber Corp. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

     Certain statements and information included in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this current report, the words or phrases “will”, “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimated”, “projected”, “intends to” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to failure to comply with principal obligations and covenants in debt and other agreements, the ability to obtain adequate financing on commercially acceptable terms, economic conditions, changes in law or regulations, failure to comply with Nasdaq’s requirements for continued listing of our common stock, demand for our products and services, newly developing technologies, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition with entities with greater financial resources than those possessed by us, and stockholder dilution. Such factors could materially adversely affect our financial performance and could cause our actual results for future periods to differ materially from any opinions or statements expressed within this current report. Additional discussion of such factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in our filings with the Securities and Exchange Commission.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Execution of Second Amendment to GBCC Credit Facility

     We previously reported in current reports on Form 8-K that (i) on December 20, 2002, U.S. Plastic Lumber Ltd., our wholly-owned subsidiary (“USPL Ltd.”), obtained a secured senior credit facility pursuant to a certain Loan and Security Agreement (the “Loan Agreement”) with Guaranty Business Credit Corporation, a Delaware corporation (“GBCC”), dated as of December 19, 2002 (the “GBCC Credit Facility”). The GBCC Credit Facility is comprised of a $3.0 million term loan and a commitment for up to $10.0 million in the form of a revolving line of credit.

     On July 10, 2003, we received notice of default from GBCC of the Loan Agreement which in pertinent part read as follows:

     “Notice is hereby given that one or more Events of Default exist and are continuing due to Company’s failure to comply with the terms and conditions of: (a) the Company’s failure to maintain Senior Debt Service Coverage for the month of May, 2003 as required by Section 7.3 of the Loan Agreement and (b) the Company’s failure to maintain Total Debt Service Coverage for the month of May, 2003 as required by Section 7.4 of the Loan Agreement.”

     On July 25, 2003, USPL Ltd entered into a Second Amendment to the GBCC Credit Facility.

     The Second Amendment provides that:

(i)	USPL Ltd agrees that immediately available funds payable to USPL Ltd from the sale of certain assets shall be used on the Closing Date to pay off all Obligations of USPL Ltd to GBCC; and

(ii)	if the Obligations are not paid in full on or before October 31, 2003, then an Event of Default shall have occurred entitling GBCC to exercise all of its default rights and remedies under the GBCC Credit Facility, and

(iii)	on or before August 31, 2003, USPL Ltd will provide GBCC with a fully executed letter of intent or draft sale documents related to certain assets of USPL Ltd.

     Other significant terms of the Second Amendment include but are not limited to the following:

     (a)  Upon payment in full of the Obligations of the GBCC Credit Facility, the GBCC Credit Facility shall be considered terminated and GBCC shall provide all documents necessary to release all liens and security interests in the Collateral held by GBCC.

     (b)  GBCC waived all existing Events of Default as set forth in the Second Amendment.

     (c)  From and after May 1, 2003, USPL Ltd shall not be required to satisfy the financial covenants set forth in Section 7.1 (Tangible Net Worth), Section 7.3 (Senior Debt Service Coverage Ratio) and Section 7.4 (Total Debt Service Coverage Ratio) of the GBCC Credit Facility.

     (d)  USPL Ltd has agreed to cause investors satisfactory to GBCC to enter into a Junior Participation Agreement providing for the participation of the investors in a Special Advance Subline in an amount not to exceed Seven Hundred and Fifty Thousand Dollars ($750,000). This Special Advance Subline shall be provided for under the Revolving Facility Limit of the GBCC Credit Facility and each Special Advance shall be treated in the same manner as a Revolving Loan except that (i) the Special Advances shall not be subject to the Borrowing Base, (ii) USPL Ltd must provide written notice of its request for each Special Advance prior to 12 noon Pacific time the day before USPL Ltd requires the funding; (iii) a Special Advance once repaid may not be re-borrowed, (iv) the amount of any Special Advance actually funded shall reduce the P & I Reserve in an equal amount dollar for dollar, (v) in no case shall the Special Advances, or any interest accrued thereon, be due and payable prior to payment in full of the Obligations to GBCC, and (vi) other such conditions as set forth in the Second Amendment.

     (e)  USPL Ltd acknowledges and agrees that GBCC has established a reserve against borrowing availability in an amount equal to Eight Hundred and Fifty Thousand Dollars (the “P & I Reserve”). Contemporaneously with the making of any Special Advance by GBCC, GBCC shall reduce the amount of the P & I Reserve, dollar for dollar, in accordance with the terms of the Second Amendment, except that under no circumstances shall the P & I Reserve be reduced below actual principal payments due or to become due (excluding the amount of the Special Advances) and ,as reasonably determined by GBCC, estimated interest on the Obligations due or to become due, in each case through October 31, 2003.

     (f)  As of the date of the Second Amendment, GBCC shall eliminate the existing reserve in the amount of Five Hundred and Fifty Thousand Dollars ($550,000) established by GBCC in connection with the outstanding accounts payable of USPL Ltd.

     (g)  USPL Ltd shall maintain at all times a sufficient amount of unrestricted, available cash and cash equivalents to meet all of its commitments and liabilities as and when the same come due, taking into account, without limitation, accounts payable, bank overdrafts, contingent liabilities, the Obligations to GBCC and other Debt of USPL Ltd

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

     Not applicable.

     (b)  Pro forma financial information.

     Not applicable.

     (c)  Exhibits.

     The following exhibits are filed herewith:

S-K Item Number	Description

10.1	Second Amendment to Loan and Security Agreement and Limited Waiver of Defaults by and between U.S. Plastic Lumber Ltd. and Guaranty Business Credit Corporation dated as of July 25, 2003.

10.2	Special Advance Promissory Note by and between U.S. Plastic Lumber Ltd. and Guaranty Business Credit Corporation dated as of July 25, 2003.

10.3	Junior Participation Agreement by and between investors in U.S. Plastic Lumber Ltd. to be determined and Guaranty Business Credit Corporation

10.4	Notice of Default from Guaranty Business Credit Corporation to U.S. Plastic Lumber Ltd. dated July 10, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PLASTIC LUMBER CORP. (Registrant)

Date: July 29, 2003	By: /s/ MICHAEL D. SCHMIDT

Michael D. Schmidt, Chief Financial Officer

EXHIBIT INDEX

S-K Item Number	Description

10.1	Second Amendment to Loan and Security Agreement and Limited Waiver of Defaults by and between U.S. Plastic Lumber Ltd. and Guaranty Business Credit Corporation dated as of July 25, 2003.

10.2	Special Advance Promissory Note by and between U.S. Plastic Lumber Ltd. and Guaranty Business Credit Corporation dated as of July 25, 2003.

10.3	Junior Participation Agreement by and between investors in U.S. Plastic Lumber Ltd. to be determined and Guaranty Business Credit Corporation

10.4	Notice of Default from Guaranty Business Credit Corporation to U.S. Plastic Lumber Ltd. dated July 10, 2003